Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of SW Delaware L.P.; SW Delaware A L.P.; SW Delaware B L.P.; SW Delaware C L.P.; SW Delaware D L.P.; SW Delaware E L.P.; SW Delaware F L.P.; SW Delaware Co-Invest L.P.; SW Delaware (GS) L.P.; SW Delaware (GSO) L.P.; SW Cayman Limited; Blackstone Capital Partners (Cayman III) V L.P.; Blackstone Management Associates (Cayman) V L.P.; BCP V GP L.L.C.; Blackstone Holdings III L.P.; Blackstone Holdings III GP L.P.; Blackstone Holdings III GP Management L.L.C.; The Blackstone Group L.P.; Blackstone Group Management L.L.C. and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of SeaWorld Entertainment, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 14th day of February 2014.

SW DELAWARE L.P.
By: SW Cayman Limited, its general partner
By: Blackstone Capital Partners (Cayman III) V L.P., its sole shareholder
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

SW DELAWARE A L.P.
By: SW Cayman Limited, its general partner
By: Blackstone Capital Partners (Cayman III) V L.P., its sole shareholder
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

SW DELAWARE B L.P.
By: SW Cayman Limited, its general partner
By: Blackstone Capital Partners (Cayman III) V L.P., its sole shareholder
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

SW DELAWARE C L.P.
By: SW Cayman Limited, its general partner
By: Blackstone Capital Partners (Cayman III) V L.P., its sole shareholder
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

SW DELAWARE D L.P.
By: SW Cayman Limited, its general partner
By: Blackstone Capital Partners (Cayman III) V L.P., its sole shareholder
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

SW DELAWARE E L.P.
By: SW Cayman Limited, its general partner
By: Blackstone Capital Partners (Cayman III) V L.P., its sole shareholder
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

SW DELAWARE F L.P.
By: SW Cayman Limited, its general partner
By: Blackstone Capital Partners (Cayman III) V L.P., its sole shareholder
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

SW DELAWARE CO-INVEST L.P.
By: SW Cayman Limited, its general partner
By: Blackstone Capital Partners (Cayman III) V L.P., its sole shareholder
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

SW DELAWARE (GS) L.P.
By: SW Cayman Limited, its general partner
By: Blackstone Capital Partners (Cayman III) V L.P., its sole shareholder
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

SW DELAWARE (GSO) L.P.
By: SW Cayman Limited, its general partner
By: Blackstone Capital Partners (Cayman III) V L.P., its sole shareholder
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

SW CAYMAN LIMITED
By: Blackstone Capital Partners (Cayman III) V L.P., its sole shareholder
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE CAPITAL PARTNERS (CAYMAN III) V L.P.
By: Blackstone Management Associates (Cayman) V L.P., its general partner
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) V L.P.
By: BCP V GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BCP V GP L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III L.P.
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP L.P.
By:	Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.
By:	Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

STEPHEN A. SCHWARZMAN

By:	/s/ Stephen A. Schwarzman
Name:	Stephen A. Schwarzman